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                                                                    EXHIBIT 10.1

                         1997 CRESCENT OPERATING, INC.

                         AMENDED STOCK INCENTIVE PLAN


                                   ARTICLE I

                                    THE PLAN


       1.1 NAME. This plan will be known as the "1997 Crescent Operating, Inc. Amended Stock Incentive Plan." Capitalized terms used herein are defined in Article X hereof.



       1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company, its Subsidiaries, and Affiliated Companies to grant Options to their Employees, Outside Directors and Advisors and Restricted Stock to their Employees and Advisors. The Plan is designed to help the Company, its Subsidiaries, and Affiliated Companies attract and retain superior personnel for positions of substantial responsibility and to provide Employees (including officers), Outside Directors and Advisors with an additional incentive to contribute to the success of the Company, its Subsidiaries, and Affiliated Companies. The Company intends that Incentive Stock Options granted pursuant to Article IV will qualify as "incentive stock options" within the meaning of Section 422 of the Code. Subject to Article VII, Outside Directors of the Company may elect to receive Common Stock in lieu of Director's Fees. With respect to Reporting Participants, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee fails to so comply, it will be deemed null and void to the extent permitted by law and deemed advisable by the Board or Committee.


       1.3 EFFECTIVE DATE. The Plan will become effective upon the Effective Date.


1.4 ELIGIBILITY TO PARTICIPATE. Any Employee, Outside Director or Advisor will be eligible to participate in the Plan; provided that Incentive Stock Options may be granted only to persons who are Employees of the Company and its Subsidiaries. The Board or Committee may grant Options to Employees and Advisors in accordance with such determinations as the Board or Committee from time to time in its sole discretion may make.


       1.5 MAXIMUM NUMBER OF SHARES OF COMMON STOCK SUBJECT TO AWARDS. The shares of Common Stock subject to Awards pursuant to the Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Subject to adjustment pursuant to the provisions of Section 8.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the Plan shall be 1,000,000. Subject to adjustment pursuant to the provisions of Section 8.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued under the Plan shall increase automatically on January 1 of each year by an amount equal to 8.5% of the increase in
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the number of shares of Common Stock outstanding since January 1 of the preceding year. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Reporting Participant during any calendar year shall be five hundred thousand (500,000) shares under this Plan. The maximum number of shares of Common Stock which may be subject to Incentive Stock Options during the life of the Plan shall be fifty thousand (50,000) shares. If shares of Restricted Stock are reacquired by the Company pursuant to the provisions of Section 6.1 of the Plan or if an Option expires or terminates for any reason without having been exercised in full, the reacquired shares and/or the shares not purchased or distributed will again be available for issuance under the Plan.

       1.6 CONDITIONS PRECEDENT. The Company will not issue or deliver any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

              (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

              (b) The completion of any registration or other qualification of the sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and


              (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Board or Committee in its sole discretion determines to be necessary or advisable.


       1.7 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares will relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority has not been obtained.

       1.8    TAX WITHHOLDING.

              (a) Condition Precedent. The issuances of Plan Shares pursuant to Awards under the Plan are subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with such issuances, then the issuances will not be effective unless the withholding has been effected or obtained in a manner acceptable to the Committee. Each Option




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       granted to a Reporting Participant shall contain a provision in the related Option Agreement making any required withholding tax or other withholding liability mandatory, and specifying that the Company withhold a portion of the Plan Shares as specified in clause (iv) of paragraph (b) below.

              (b) Manner of Satisfying Withholding Obligation. When a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Award, such payment may be made (i) in cash, (ii) by check, (iii) by delivery to the Company of shares of Common Stock already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) with respect to Options, through the withholding by the Company ("Company Withholding") of a portion of the Plan Shares acquired upon the exercise of the Options (provided that, with respect to any Option held by a Reporting Participant, at least six months has elapsed between the grant of such Option and the exercise involving tax withholding) having a Fair Market Value on the Tax Date equal to the amount required to be withheld or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

              (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company will have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.


       1.9 ACCELERATION IN CERTAIN EVENTS. The Board or Committee may accelerate the exercisability of any Option or waive any restrictions with respect to shares of Restricted Stock in whole or in part at any time. Notwithstanding the provisions of any Option Agreement or Restricted Stock Agreement, the following provisions will apply:


              (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any Option will become immediately exercisable with respect to the full number of shares subject to that Option and all restrictions will lapse with respect to an Award of Restricted Stock during the period





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       commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Award is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Reporting Participant may exercise an Option and no restrictions will lapse with respect to an Award of Restricted Stock to a Reporting Participant unless at least six months have elapsed since the grant of such Option or Award; provided, further, that no Option will be immediately exercisable and no restrictions will lapse with respect to an Award of Restricted Stock under this Section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. An Option will not become immediately exercisable and no restrictions will lapse with respect to an Award of Restricted Stock if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

              (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control or threatened change in control will become immediately exercisable, and all restrictions will lapse with respect to awards of Restricted Stock granted prior to the change in control or threatened change in control, provided that no Reporting Participant may exercise an Option and no restriction will lapse with respect to an Award of Restricted Stock to a Reporting Participant unless at least six months have elapsed since the grant of such Option or Award. The term "change in control" for purposes of this Section refers to the acquisition of 15% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by (i) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-l(b)(1) promulgated under the Exchange Act, (ii) or any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) of the Company or of its Subsidiaries, including a trust established pursuant to such plan); provided that no change in control or threatened change in control will be deemed to have occurred (i) if prior to the acquisition of, or offer to acquire, 15% or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer or (ii) from (A) a transfer of the Company's voting securities by Richard E. Rainwater ("Rainwater") to (i) a member of Rainwater's immediate family (within the meaning of Rule 16a-1(e) of the Exchange
       Act) either during Rainwater's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Rainwater or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) is the beneficiary; (iii) any trust as to which Rainwater is the settlor with sole power to revoke; (iv) any entity over which Rainwater has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Rainwater; or (B) the acquisition of voting securities of the





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       Corporation by either (i) Rainwater or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened will be determined solely by the Committee.


       1.10 COMPLIANCE WITH SECURITIES LAWS. Plan Shares will not be issued with respect to any Award unless the issuance and delivery of the Plan Shares (and the exercise of an Option, if applicable) complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a Participant to furnish evidence satisfactory to the Company, including, without limitation, a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, and a representation that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further, each Participant will consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Award restricting their transferability as required by law or by this Section.


       1.11 EMPLOYMENT OF PARTICIPANT. Nothing in the Plan or in any Award granted hereunder will confer upon any Participant any right to continued employment by the Company, any of its Subsidiaries, or any Affiliated Company or to continued service as a Director or Advisor or limit in any way the right of the Company, any Subsidiary, or any Affiliated Company at any time to terminate or alter the terms of that employment or services as a Director or Advisor.

       1.12 INFORMATION TO PARTICIPANTS. The Company will furnish to each Participant copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company will furnish to each Participant a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                   ARTICLE II

                                 ADMINISTRATION

       2.1 COMMITTEE. The Plan will be administered by the Board or by a Committee of not fewer than two directors appointed by the Board. As used herein, if the Company has any class of common equity securities required to be registered under Section 12 of the Exchange Act, as to any grant to a Reporting Participant, "Committee" shall mean a committee consisting of two or more Directors, each of whom shall be an "outside director" as defined in Section 162(m) of the Code. Subject to the provisions of the Plan, the Board or Committee will have the sole discretion and authority to determine from time to time the Employees and Advisors to whom Awards will be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for





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the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement and Restricted Stock Agreement, to modify or amend any Option Agreement or Restricted Stock Agreement or waive any conditions or restrictions applicable to any Option (or the exercise thereof) or to any shares of Restricted Stock, and to make all other determinations advisable for the administration of the Plan. With respect to any provision of the Plan granting the Board or the Committee the right to agree, in its sole discretion, to further extend the term of any Award hereunder, the Board or the Committee may exercise such right at the time of grant, in the Option Agreement relating to such Award, or at any time or from time-to-time after the grant of any Award hereunder. Notwithstanding any other provision of this
Section 2.1 or this Plan, all Awards made to Outside Directors shall be automatic and nondiscretionary as set forth in this Plan.


       2.2 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Board or the Committee will constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Board or the Committee will constitute the action of the Board or the Committee. Meetings of the Committee may take place by telephone conference call.

       2.3 COMPANY ASSISTANCE. The Company will supply full and timely information to the Committee on all matters relating to Employees, Outside Directors and Advisors, their employment, death, Retirement, Disability or other termination of employment, and such other pertinent facts as the Board or the Committee may require. The Company will furnish the Board or the Committee with such clerical and other assistance as is necessary to the performance of its duties.

                                   ARTICLE III

                                    OPTIONS

       3.1 METHOD OF EXERCISE. Each Option will be exercisable at any time and from time in whole or in part in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

       3.2 PAYMENT OF PURCHASE PRICE. The purchase price of any Plan Shares purchased will be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) by shares of Common Stock, if permitted by the Committee, (iv) as to Outside Directors, by cash or certified or cashier's check for the par value of the Plan Shares plus a recourse promissory note for the balance of the purchase price, such note to provide for the right to repay the note partially or wholly with Common Stock and with an interest rate based on the current dividend yield of the Common Stock, (v) as to Employees and Advisors, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note will contain such terms and provisions as the Board or the Committee may approve, including without limitation the right to repay the note partially or wholly with Common Stock and to base the interest rate on the current dividend yield of the Common Stock, (vi) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer,





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reasonably acceptable to the Company, to sell certain of the Plan Shares upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vii) as to Employees and Advisors, in any other form of valid consideration, as permitted by the Board or the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares will be valued at the then Fair Market Value.

       3.3 WRITTEN NOTICE REQUIRED. Any Option will be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 3.2.

       3.4    RIGHTS OF OPTIONEES UPON TERMINATION OF EMPLOYMENT OR SERVICE.


              (a) In the event an Optionee ceases to be an Employee and Advisor, and does not continue to be a Director, for any reason other than death, Retirement, Disability or for Cause, (i) the Board or the Committee shall have the ability to accelerate the vesting of the Optionee's Option in its sole discretion, and (ii) such Optionee's Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as an Employee or Advisor, or, if the Committee, in its discretion, has accelerated the vesting of such Option, to the extent exercisable following such acceleration) (a) if such Option is an Incentive Stock Option, at any time within three months after the date of termination of employment with the Company or any Subsidiary, unless by its terms the Option expires earlier; or
(b) if such Option is a Nonqualified Stock Option, at any time within one year after the date of termination of employment or service as an Employee or Advisor, unless by its terms the Option expires earlier or unless the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option; provided that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. An Employee or Advisor who continues to be a Director shall not be deemed to have terminated employment or service as to any Nonqualified Stock Option. A Participant shall not be deemed to have terminated employment or service as to any Nonqualified Stock Option solely because an Affiliated Company ceases to own, directly or indirectly, more than 50% of the Company's Common Stock. Notwithstanding any provision in this Plan to the contrary, no Option granted to a Reporting Participant may be exercised unless at least six months have elapsed since the grant of such Option.


              (b) In addition, unless the Board or the Committee agrees, in its sole discretion, to extend the term of a Nonqualified Stock Option granted to an Employee or Advisor (provided that the term of any such Option shall not be extended beyond its initial term), an Optionee's Option may be exercised as follows in the event such Optionee ceases to serve as an Employee, Outside Director or Advisor due to death, Disability, Retirement or for Cause:

              (i) Death. If an Optionee dies while serving as an Employee, Outside Director or Advisor, or within three months after ceasing to be an Employee, Outside Director or Advisor, his option shall become fully exercisable on the date of his death and shall expire 12 months thereafter, unless by its terms it expires sooner. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the




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       Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

             (ii) Retirement. If an Optionee ceases to serve as an Employee, Outside Director or Advisor as a result of Retirement, his Option shall become fully exercisable on the date of his Retirement and
       (a) if such Option is an Incentive Stock Option, such Option will be exercisable at any time within three months after the effective date of such Retirement, unless by its terms the Option expires earlier, and (b) if such Option is a Nonqualified Stock Option, such Option will be exercisable at any time within one year after the effective date of such Retirement, unless by its terms the Option expires sooner.

            (iii) Disability. If an Optionee ceases to serve as an Employee, Outside Director or Advisor as a result of Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner.

             (iv) Cause. If an Optionee ceases to serve as an Employee, Outside Director or Advisor, because the Optionee is terminated for Cause, the Optionee's Option shall automatically expire. If any facts that would constitute Cause for termination or removal of an Employee or Advisor are discovered after the Optionee's relationship with the Company has ended, any Options then held by the Optionee may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement, or is an Advisor retained pursuant to a written agreement, the Optionee's relationship with the Company will be deemed terminated for 'Cause' for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated for cause for purposes of such written agreement.

       3.5 TRANSFERABILITY OF OPTIONS. Options shall not be transferable other than pursuant to a qualified domestic relations order, by will or by the laws of descent and distribution and, with respect to an Incentive Stock Option, may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative.

                                   ARTICLE IV
                            INCENTIVE STOCK OPTIONS

       4.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Board or the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.


       4.2 DURATION OF OPTIONS. Each Option granted under this Article will expire on the date determined by the Board or the Committee, but in no event will any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.






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       4.3    PURCHASE PRICE.  The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article will not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

       4.4 MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR YEAR. The maximum aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates may not exceed $100,000. Any portion of an Option granted under the Plan and first exercisable in excess of the foregoing limitations will be considered granted under Article V.

       4.5 REQUIREMENTS AS TO CERTAIN OPTIONS. In the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or affiliates within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted, and the Option must not be exercisable after the expiration of five years from the date of its grant.

       4.6 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options under this Article will be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                                   ARTICLE V

                           NONQUALIFIED STOCK OPTIONS


       5.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.


       5.2 OUTSIDE DIRECTOR OPTION TERMS AND CONDITIONS. Each new Outside Director of the Company shall be granted an Option to purchase one thousand four hundred (1,400) shares of Common Stock on the date of his initial appointment or election to the position of Outside Director, and each Outside Director of Crescent Real Estate Equities Company shall be granted an Option to purchase one thousand four hundred (1,400) shares of Common Stock on May 13, 1997. Each Outside Director of the Company shall be granted an Option to purchase one thousand four hundred (1,400) shares of Common Stock on the date of commencement of each regular annual stockholders' meeting beginning with the 1998 Annual Stockholder's meeting. Each Option granted under this Section 5.2 shall vest on the schedule determined by the Board or the Committee. Notwithstanding the preceding sentence, each Option granted under this Section 5.2 shall vest if the Outside Director dies while serving as an Outside Director, or ceases to serve as an Outside Director as a result of Retirement or Disability as provided in
Section 3.4(b). Each Option granted to an Outside Director shall expire no later than ten (10) years from the date of grant, subject to early termination as provided elsewhere in the Plan.







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       5.3    DURATION OF OPTIONS.  Each Option granted to an Employee or
Advisor under this Article and all rights thereunder will expire on the date determined by the Board or Committee, but in no event will any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.


       5.4 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall be the Fair Market Value of the Plan Shares at the time of the grant of the Option.


       5.5 INDIVIDUAL OPTION AGREEMENTS. Each Employee, Outside Director or Advisor receiving Options under this Article will be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee, Outside Director or Advisor will agree to be bound by the terms and conditions of the Plan and such other matters as the Board or Committee deems appropriate.


                                   ARTICLE VI

                                RESTRICTED STOCK

       6.1 TERMS AND CONDITIONS. Each Restricted Stock Grant confers upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company in accordance with the terms and conditions of each Participant's individual written agreement as set forth in Section 6.2. The general terms and conditions of the Restricted Stock awards shall be as follows:

              (a) Any shares of Common Stock awarded hereunder to a Participant shall be restricted for a period of time to be determined by the Committee for each participant at the time of the Award, which period shall be not less than one year or more than ten years. The restrictions shall prohibit the sale, assignment, transfer, pledge or other encumbrance of such shares, and will provide for possible reversion thereof to the Company in accordance with subparagraph (b) during the period of restriction.


              (b) All Restricted Stock awarded under this Plan to a Participant shall be forfeited and returned to the Company in the event the Participant ceases to be employed by, serve as a Director of, or serve as an Advisor to the Company, one of its Subsidiaries, or any Affiliated Company prior to the expiration of the period of restriction, unless the Participant's termination of employment is due to his or her death, Disability or Retirement. An Employee or Advisor who continues to be a Director shall not be deemed to have terminated employment or service. A Participant shall not be deemed to have terminated employment or service solely because an Affiliated Company ceases to own, directly or indirectly, more than fifty percent (50%) of the Company's Common Stock.


              (c) In the event of a Participant's death or Disability, the restrictions under subparagraph (a) will lapse with respect to all Restricted Stock awarded to the Participant under this Plan prior to any such event, and the shares of Common Stock involved shall cease to be Restricted Stock within the meaning of this Plan and shall no longer be subject to forfeiture to the Company pursuant to subparagraph (b).

              (d) In the event of a Participant's Retirement, the restrictions under subparagraph (a) shall continue to apply unless the Board or the Committee in its discretion shall shorten the restriction period.

              (e) Stock certificates issued with respect to awards of Restricted Stock made under this Plan shall be registered in the name of the Participant, but shall be delivered by him or her to the Company together with a stock power endorsed in blank. Each such certificate shall bear the following legend:


              "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE 1997 CRESCENT OPERATING, INC.
              AMENDED STOCK INCENTIVE PLAN AND THE AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND CRESCENT OPERATING, INC. ENTERED INTO PURSUANT TO SUCH PLAN."


              (f) Upon the lapse of a restriction period as determined pursuant to subparagraph (a), the Company will return the stock certificates representing the shares with respect to which the restriction has lapsed to the Participant or his or her legal representative, and pursuant to the instruction of the Participant or his or her legal representative will issue a certificate for such shares which does not bear the legend set forth in subparagraph (e).

              (g) Any other securities or assets (other than ordinary cash dividends) which are received by a Participant with respect to Restricted Stock awarded to him, which is still subject to restrictions provided for in subparagraph (a), will be subject to the same restrictions and shall be delivered by the Participant to the Company as provided in subparagraph (e).

              (h) From the time of grant of the Restricted Stock Award, the Participant shall be entitled to exercise all rights attributable to the Restricted Stock, subject to forfeiture of such rights and the stock as provided in subparagraph (b).

       6.2 INDIVIDUAL AGREEMENTS. Each Participant receiving an Award of Restricted Stock under this Article will be required to enter into a written Restricted Stock Agreement with the Company. In such Restricted Stock Agreement, the Participant will agree to be bound by the terms and conditions of the Plan and such other matters as the Board or the Committee deems appropriate.

                                   ARTICLE VII

                   OUTSIDE DIRECTOR STOCK-FOR-FEES ELECTIONS


       7.1 OUTSIDE DIRECTOR STOCK-FOR-FEES ELECTION. Each Outside Director of the Company shall be permitted to receive Director's Fees in the form of Common Stock rather than cash in accordance with the following provisions:


              (a) Each Outside Director shall have the right to elect to receive one-half or all of such Outside Director's Fees in the form of Common Stock rather than cash by tendering an irrevocable written election to the Secretary of the Company pursuant to which all Director's Fees otherwise payable to the Outside Director shall be paid in the form of Common Stock as provided in (b) below. Such election shall become effective six (6) months after its delivery to the Secretary of the Company by the Outside Director. Such election shall remain in effect until the earlier of (i) the date six (6) months after such Outside Director shall have delivered to the Secretary of the Company irrevocable written notice that his or her election to receive Common Stock shall cease as of the date six months following delivery of the notice, or (ii) the date on which such Outside Director terminates as a member of the Board of Directors by reason of resignation, non-reelection, death, or disability. Any Outside Director who having terminated an election to receive Common Stock or having failed to elect to receive Common Stock rather than cash may elect to receive Director's Fees in the form of Common Stock as of the date six (6) months following delivery of irrevocable written notice of such election to the Secretary of the Company. An Outside Director who does not elect to have Director's Fees paid in Common Stock shall receive his or her remuneration in cash at such times that such remuneration is otherwise due.

              (b) If an Outside Director elects to receive payment of Director's Fees in the form of Common Stock, such Common Stock shall be issued as soon as practicable after the annual meeting of shareholders or meeting of the Board or Committee of the Board to which such remuneration relates. The number of shares of Common Stock to be issued to such Outside Director shall be determined by dividing:

              (i)    the remuneration otherwise payable to the Outside
       Director, by

             (ii) ninety percent (90%) of the Fair Market Value of the Company's Common Stock on the determination date on the rounding up or down of any fractional share to the nearest whole share.

The determination date shall be the date that the relevant payment of Director's Fees is payable.

              (c) Shares of Common Stock issued under this Article VII shall be free of any restrictions except for restrictions applicable under the Exchange Act.

       7.2 INCOME TAX. Each Outside Director of the Company who elects to receive Director's Fees in the form of Common Stock rather than cash shall be responsible for payment of federal, state, and local income taxes on the Fair Market Value of such Common Stock.


                                  ARTICLE VIII
                     TERMINATION, AMENDMENT AND ADJUSTMENT

       8.1 TERMINATION AND AMENDMENT. The Plan will terminate on May 7, 2007. No Awards will be granted under the Plan after that date of termination, although Awards granted prior to such date shall remain outstanding in accordance with their terms. Subject to the limitations contained in this
Section 8.1, the Board or the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements and Restricted Stock Agreements to be used in connection herewith; provided that, without shareholder approval, no amendment or revision may (i) increase the maximum aggregate number of Plan Shares, except as permitted under Section
1.5 and Section 8.2, (ii) change the minimum purchase price for shares under
Article IV or Article V or (iii) permit the granting of an Award to anyone other than as provided in the Plan. No amendment, suspension or termination of the Plan may, without the consent of the Optionee who has received an Award hereunder, alter or impair any of that Participant's rights or obligations under any Award granted under the Plan prior to that amendment, suspension or termination.

       8.2 ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan. A corresponding adjustment will be made in the number or kind of shares allocated to and purchasable under unexercised Options or shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change. Any such adjustment in outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share purchasable under the Option. Any new or additional or different class of securities that are distributed to a Participant in his capacity as the owner of Restricted Stock as granted hereunder shall be considered to be Restricted Stock and shall be subject to all of the conditions and restrictions provided herein applicable to Restricted Stock. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Board or the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                  ARTICLE  IX

                                 MISCELLANEOUS

       9.1 OTHER COMPENSATION PLANS. The adoption of the Plan will not affect any other stock option or incentive or other compensation plans in effect for the Company, any of its Subsidiaries, or any Affiliated Company, nor will the Plan preclude the Company, any of its

Subsidiaries, or any Affiliated Company from establishing any other forms of incentive or other compensation for Employees.

       9.2 PLAN BINDING ON SUCCESSORS. The Plan will be binding upon the successors and assigns of the Company and any of its Subsidiaries that adopt the Plan.

       9.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular will include the plural where appropriate, and the masculine pronoun will include the feminine gender.

       9.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                   ARTICLE X

                                  DEFINITIONS

As used herein with initial capital letters, the following terms have the meanings set forth unless the context clearly indicates to the contrary:


       10.1 "Advisor" means any person performing advisory or consulting services for the Company, any Subsidiary of the Company, or any Affiliated Company, with or without compensation, to whom the Company chooses to grant Options in accordance with the Plan, provided that bona fide services must be
                                                   ---- ----
rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.



       10.2 "Affiliated Company" means any entity that owns, directly or indirectly, more than fifty percent (50%) of the Company's Common Stock as of the later of the Effective Date or the date on which an award is made.


       10.3 "Award" means a grant of Options under Articles IV and V of the Plan or an Award of Restricted Stock under Article VI of the Plan.

       10.4 "Board" means the Board of Directors of the Company, provided that, if the Board delegates all or any part of its authority to a committee composed of one or more directors, then the term "Board" shall be deemed to refer to such committee to the extent of such delegation.

       10.5 "Cause" will mean an act or acts involving a felony, fraud, willful misconduct, commission of any act that causes or reasonably may be expected to cause substantial injury to the Company or other good cause. The term "other good cause" as used in this Section will include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. "Controlled substance" means a drug, immediate precursor or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention Control Act of 1970, as amended.

       10.6   "Code" means the Internal Revenue Code of 1986, as amended.

       10.7   "Committee" shall have the meaning set forth in Section 2.1.

       10.8 "Common Stock" means the Common Stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

       10.9   "Company" means Crescent Operating, Inc., a Delaware corporation.


       10.10 "Director" means a member of the Board of Directors of the Company or a member of the Board of Trust Managers of Crescent Real Estate Equities Company.


       10.11 "Director's Fees" means the remuneration otherwise payable to an Outside Director as an annual retainer and for attending meetings of the Board and meetings of the committees of the Board.

       10.12 "Disability" of a Participant shall be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuing period of not less than 12 months.


       10.13 "Effective Date" means May 8, 1997, or, if later, the date on which an amendment to this Plan is approved by the shareholders of the Company in accordance with the provisions of Sections 162(m) and 422 of the Code and Rule 16b-3 under the Exchange Act.



       10.14 "Employee" means an employee (as defined under Section 3401(c) of the Code and the regulations thereunder) of the Company or of any of the Subsidiaries of the Company, or any Affiliated Company.


       10.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

       10.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       10.17 "Fair Market Value" means such value as will be determined by the Board or the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange, such value will be determined by the Committee on the basis of the closing price for the Common Stock on the date for which such determination is relevant, as reported on the exchange and further provided that if there should be no sales on such date, such value shall be deemed equal to the closing price on the last preceding date on which sales of Common Stock were reported. If the Common Stock is traded on more than one exchange, such value will be determined on the basis of the exchange trading the greatest volume of shares on such date. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

       10.18  "Incentive Stock Option" means an Option granted under Article
IV.

       10.19  "Nonqualified Stock Option" means an Option granted under Article
V.

       10.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

       10.21 "Option Agreement" means an agreement between the Company and a Participant with respect to one or more Options.


       10.22 "Outside Director" means a Director who is not an Employee of the Company or an Employee of a Subsidiary or Affiliated Company.


       10.23 "Participant" means an Employee, Director or Advisor to whom an Award has been granted hereunder.


       10.24 "Plan" means the 1997 Crescent Operating, Inc. Amended Stock Incentive Plan, as amended from time to time.


       10.25 "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

       10.26 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act or who is a "covered employee" within the meaning of Section 162(m) of the Code.

       10.27  "Restricted Stock" means an Award of Common Stock granted under
Article VI.

       10.28 "Restricted Stock Agreement" means an agreement between the Company and a Participant with respect to an Award of Restricted Stock.

       10.29 "Retirement" means termination of employment or service as a Director on or after the date on which a Participant attains age 70.

       10.30  "Securities Act" means the Securities Act of 1933, as amended.

       10.31 "Subsidiary" means a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.